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                                                                   EXHIBIT 21.1

               SUBSIDIARIES OF PARAMETRIC TECHNOLOGY CORPORATION

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                                                                       Place of
Name                                                                 Incorporation
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
Division Inc........................................................   California
InPart Design, Inc..................................................   California
auxilium inc........................................................    Delaware
Computervision Corporation..........................................    Delaware
CV Finance Holding, Inc.............................................    Delaware
CV International Holding, Inc.......................................    Delaware
ICEM Technologies, Inc..............................................    Delaware
Parametric Holdings Inc.............................................    Delaware
Parametric International, Inc.......................................    Delaware
Parametric Technology International, Inc............................    Delaware
Windchill Technology, Inc...........................................    Delaware
Computervision Securities Corporation............................... Massachusetts
Parametric Securities Corporation................................... Massachusetts
PTC International, Inc.............................................. Massachusetts
Parametric Technology Australia Pty Limited.........................   Australia
Parametric Technology Gesellschaft m.b.H............................    Austria
Parametric Foreign Sales Corporation................................    Barbados
Parametric Technology (Belgium) b.v.b.a.............................    Belgium
Computervision (Bermuda) Limited....................................    Bermuda
Parametric Technology Brasil Ltda...................................     Brazil
Computervision (Canada) Inc.........................................     Canada
Parametric Technology (Canada) Ltd..................................     Canada
Parametric Technology (C.R.) s.r.o.................................. Czech Republic
Parametric Technology (Denmark) A/S.................................    Denmark
Parametric Technology (Finland) Oy..................................    Finland
Division SARL.......................................................     France
Parametric Technology S.A...........................................     France
ICEM Holdings GmbH..................................................    Germany
ICEM Technologies GmbH..............................................    Germany
Parametric Technology GmbH..........................................    Germany
Computervision Asia Ltd.............................................   Hong Kong
Parametric Technology (Hong Kong) Limited...........................   Hong Kong
Parametric Technology Research & Development (India) Private Limited     India
Parametric Technology (India) Private Limited.......................     India
Parametric Technology (Republic of Ireland) Limited.................    Ireland
Parametric Technology Services Ireland Limited......................    Ireland
PTC (IFSC) Limited..................................................    Ireland
Parametric Technology Israel Ltd....................................     Israel
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
                                                            Place of
Name                                                      Incorporation
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
Computervision S.p.A....................................      Italy
Division Italia S.r.l...................................      Italy
Parametric Technology Italia S.r.l......................      Italy
Nihon Computervision Corporation........................      Japan
Nihon Parametric Technology K.K.........................      Japan
Parametric Korea Co., Ltd...............................      Korea
CV Holding (Mauritius) Ltd..............................    Mauritius
Parametric Technology Mexico S.A. de C.V................     Mexico
Parametric Technology New Zealand Limited...............   New Zealand
Parametric Technology Norway AS.........................     Norway
Parametric Technology Portugal-Computadores, Lda........    Portugal
Computervision TOO......................................     Russia
Computervision Asia Pte Ltd.............................    Singapore
Parametric Technology Singapore Pte Ltd.................    Singapore
Parametric Technology (Slovakia) s.r.o.................. Slovak Republic
Parametric Technology South Africa (Proprietary) Limited  South Africa
Parametric Technology Espana, S.A.......................      Spain
PTC Sweden AB...........................................     Sweden
Parametric Technology (Schweiz) AG......................   Switzerland
Parametric Technology (Taiwan) Limited..................     Taiwan
Computervision B.V...................................... The Netherlands
Computervision Finance B.V.............................. The Netherlands
Computervision International Distribution B.V........... The Netherlands
Extended Vision Logistics International B.V............. The Netherlands
Parametric Technology Europe B.V........................ The Netherlands
Parametric Technology Nederland B.V..................... The Netherlands
3rd Angle Limited....................................... United Kingdom
Computervision Limited.................................. United Kingdom
Computervision Pensions Limited......................... United Kingdom
Division Group Limited.................................. United Kingdom
Division Limited........................................ United Kingdom
ICEM Systems (UK) Limited............................... United Kingdom
Parametric Technology (UK) Limited...................... United Kingdom
Parametric Holdings (UK) Limited........................ United Kingdom
Rasna UK Limited........................................ United Kingdom
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